Statement of Additional Information Supplement American Century ETF Trust
Supplement dated March 9, 2024 ■ Statement of Additional Information dated January 1, 2024

Hitesh Patel, Vice President and Portfolio Manager, will no longer serve as a portfolio manager for the funds effective March 8, 2024.
The entries for Hitesh Patel on pages 48 and 51-52 are to be deleted.

The following replaces the information for Stephen Quance in the Accounts Managed table in the Portfolio Managers subsection of the Service Providers section on page 48:
Portfolio Managers
Accounts Managed

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Stephen Quance[1]	Number of Accounts	11	0	0
	Assets	$6.9 billion[2]	$0	$0
1 Information provided as of February 29, 2024.
2 Includes $12.2 million in American Century Low Volatility ETF; $50.7 million in American Century Quality Convertible Securities ETF; and $71.1 million in American Century Quality Preferred ETF.

The following is added to the Ownership of Securities table in the Portfolio Managers subsection of the Service Providers section on pages 51-52:
Ownership of Securities

Aggregate Dollar Range of Securities in Fund
American Century Quality Convertible Securities ETF
Stephen Quance[1]	A
American Century Quality Preferred ETF
Stephen Quance[1]	A
1 Information provided as of February 29, 2024.
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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